

GUSKIN GOLD

INVESTOR PRESENTATION Q3 2022



Invest in a different kind of American gold mining company, one operating in Ghana the #1 gold producing nation in Africa.

Until independence in 1957 Ghana was known as "The Gold Coast" and for good reason. Today, Ghana is the largest gold producer in Africa and the seventh largest gold producing country in the world. Guskin Gold is well positioned to take advantage of this opportunity.

Forward looking statements

This presentation contains certain "forward-looking statements" and "forward-looking information" under applicable securities laws.

Except for statements of historical fact, certain information contained herein constitutes forward-looking statements. Forward-looking statements are frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate", and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward looking information may include, but is not limited to, statements with respect to the future financial or operating performances of the Corporation, estimated of future capital, operating and exploration expenditures, the future price of gold silver, copper, nickel, platinum, and zinc, the estimation of mineral reserves and resources, specifically the updating of the mineral resource at Kukuom and Tepa properties, the realization of mineral reserve estimates, the costs and timing of future exploration, requirements for additional capital, government regulation of exploration, development and mining operations, environmental risks, reclamation and rehabilitation expenses, title disputes or claims, and limitations of insurance coverage. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are based on a number of assumptions and subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. Many of these assumptions are based on factors and events that are not within the control of the Corporation and there is no assurance they will prove to be correct. Factors that could cause actual results to vary materially from results anticipated by such forward-looking statements include changes in market conditions and other risk factors discussed or referred to in the section entitled "Risk Factors" in the Corporation's most recently filed MD&A has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Corporation undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements. Last updated August 16, 2022

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Executive summary

Guskin Gold Corp. (OTCQB: GKIN) is a mining company publicly traded in the United States, with its head office in Santa Clara, California. Guskin is focused on gold exploration and mining in Ghana, the number one gold producer in Africa and seventh largest gold producing country in the world. The company's leadership team is comprised of seasoned mining professionals. Many are native to Ghana, all offer specialized expertise in the business of gold exploration, mining, public markets, and finance. And all are passionately committed to the success of the company, our partners, and investors.

Guskin is focused on 4 opportunities in Ghana:

Exploration

Our Kukuom property shows very promising results within our open pit tests, with samples showing up to 46.6 grams / tonne and coincident with a 2,000 meter in length airborne geophysical target.

Alluvial and Hard Rock Mining

Our Tepa Gold Mine has a $2.6m gold resource we are currently bringing into production using a low cost, high yield, eco-friendly mining and gold production model.

Gold Production

We are planning an on-site gold room for smelting our own and 3rd party gold.

Gold Export

We are currently in the license application process to apply for a Gold Export license to sell our gold bullion in the world markets.

Problem

2022. A time of economic uncertainty, political instability, and market turbulence

With recent global stock market losses climbing past $16 trillion, the coronavirus pandemic is set to rob the global economy of more than $5 trillion of growth over the next two years.

That's what Bloomberg reports and Wall Street banks are saying. With governments demanding businesses close and people stay quarantined at home, the world plunged toward into its deepest peacetime recession since the 1930s.

At the same time, trust in financial institutions and central banking has been waning exacerbated by current circumstance, creating renewed support for tangible assets having value not based on government fiat.

"We have gold because we cannot trust governments," President Herbert Hoover famously said in 1933 in his statement to Franklin D. Roosevelt.

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Opportunity

In uncertain times, the value of gold increases. That's a certainty.

In 1980, traders had bid the price of gold to $594.92 as a hedge against double-digit inflation. Since then, traders have returned to gold after each economic crisis, such as the 9/11 and the 2001 recession.

Gold went to $869.75 per ounce during the 2008 financial crisis.

The price of 1 ounce of gold hit an all-time record of $1,895 on September 5, 2011, in response to worries that the United States would default on its debt. There are few times the world has been more uncertain than it is in 2022.


$2,200.00
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$1,600.00
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
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$200.00
1995
2000
2005
2010
2015
2020



Gold has endured as the default form of wealth through 5,000 years of history.

Why gold?

"The simple answer to that is that for the last 5,000 years, so far as we are aware, man has used gold and silver as money, and particularly gold," says Alasdair Macleod, the head of research at Goldmoney, a Toronto-based investment manager for precious metals. "It's durable and people respect that it's got value—it's actually as simple as that. It is something which markets should be free to choose, and they have chosen gold."

Unlike other elements in the periodic table, gold doesn't vaporize into the atmosphere, burst into flames, or poison orirradiate the owner. It's limited enough that it can't be overproduced and versatile enough to mint into coins, bars, and bricks. That's likely why civilizations have always chosen gold as the prime material of value and exchange.

These days when wealth can disappear in aclickor with the threat of a virus, perhaps it would bewise to revisit the tangible properties of gold and see why it's served as the historical default form of money.



Nine drivers that have the potential to push gold to new highs:

1. A History of Holding Its Value
2. Downward pressure on the U.S. Dollar (and reversion to the gold standard*)
3. Inflation Hedge
4. Deflation Protection
5. Global Political Uncertainty
6. Supply Constraints
7. Increasing Demand
8. Portfolio Diversification
9. Growing Lack of Faith in Fiat Currency


Ghana is the fastest growing economy in the world, driven by gold.

Why Ghana?

Surprisingly, Ghana is the fastest growing economy in the world according to the World Bank's Ease of Doing Business Report 2019. Just as surprisingly, it has the best judicial system in the world measured by rule of law, World Justice Projects (WJP) Rule of Law Index 2017-2018. In 2015, Ghana ranked 6th in Africa on the World Bank's Ease of Doing Business barometer. It's ranked as the most stable political environment in West Africa, with the most competitive economy, backed by a government committed to policies that reduce the cost of doing business and promoting investor confidence.

Ghana is the oldest, democratic independent state in Africa, south of the Sahara. The country achieved independence in March 1957 and it has a stable and functioning constitutional democracy. The most recent parliamentary and Presidential elections took place in December 2016. The country has a free press. Its legal system is based on British Common Law.

Growth potential can be seen through improved taxes in Ghana. Ghana cut its corporate tax rate in 2016 and 2017 and has a mineral royalty to a sliding scale based on gold prices, from a 5 percent flat rate.

Ghana is a mining friendly country with two mining colleges and a large workforce trained in the disciplines of geology, exploration methods and mining engineering.



Ghana is the largest gold producer in Africa and seventh largest in the world.

Ghana has risen three places since 2017, to the seventh largest gold producer in the world. In 2018, Ghana exported 158 tonnes of gold, a 15 percent increase from the previous year, and is now the largest gold producer in Africa. In the process, Ghana has eclipsed South Africa, the leader for decades.

Gold mining was a major source of wealth and trade as far back as the Ghana (Wagadou) Empire (c. 300 – c. 1100) and in more recent times when it was known as the Gold Coast.

During 120 years of near continuous production, Ghana's largest underground mine, AngloGold Ashanti's Obuasi mine, has recorded production exceeding 33M oz of Au. In the last 20 years, major and junior companies including Newmont, Kinross, Goldfields, Golden Star, and Perseus, have also committed significant resources to operations in the country.




Guskin. The oldest word for gold
in the world. The newest word
for gold in Ghana.

Why Guskin?

Guskin Gold is focused on 4 stepped opportunities in Ghana to ensure diversification of revenue, cashflow, and shareholder returns.

Ghana's artisanal and small-scale mining (ASM) sector continues to grow in size and significance. Its contribution to wealth creation, employment and the economy make it one of the nation's most important livelihood activities, directly employing an estimated one million people and supporting approximately 4.5 million more.
Artisanal and small-scale mining accounts for 35% of Ghana's total gold production. This method of gold extraction is culturally significant, tracing back as far as the 15th century. It continues to be an important means of livelihood for many relatively low-income Ghanaians and is highly significant for the economy as a whole.

Gold production from the small-scale gold mining industry has increased nearly tenfold since 1989, from 17,234 ounces to almost 1,500,000 ounces in 2014 (Hilson, 2001; MinCom, 2015b).

Ensuring environmentally friendly mining.

Guskin has adopted the UK's Fairtrade and Fairminded 'Green Gold' initiative, which pays licensed small-scale miners a 15% premium over the international price for the adoption of environmentally friendly processing techniques.

Based on the traditional African technique for the extraction of gold employing natural materials in lieu of mercury, miners use balsa tree leaves to produce a soapy film when washing the gold in water. The film traps lighter minerals, effectively separating them from the heavier flakes of gold.


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Guskin's Kukuom Gold Project

Our Kukuom Property is located in the Sefwi-Bibiani Gold Belt and is 156 square kilometers in size where initial samples collected tested up to 46.6 grams per tonne gold.

According to the World Gold Council, larger and better-quality underground mines contain around 8 to 10 g/t gold, while marginal underground mines average around 4 to 6 g/t gold.

The Sefwi-Bibiani Gold Belt is a 40 to 60 km wide typical Birimian volcanic belt, striking 220 km in Ghana and extends SW to the coast in Côte d'Ivoire. It is located north of, and parallel to, the prolific Ashanti Gold Belt, which hosts many of Ghana's active producing gold mines.



Sefwi-Bibiani Gold Belt
BURKINA FASO
LAWRA BELT
BOLE-NANGODI BELT
GHANA
BUI-BANDA BELT
SEFWI-BIBIANI BELT
ASHANTI BELT
AD&A Gold Fields
KIBI-WINNEBA BELT
COTE D'IVOIRE
TOGO
BENIN
SCALE

The Kukuom Gold Property is located within a center of known gold production.

Known gold producers including **Newmont, Anglogold Ashanti** and **Asanko Gold** are all within 100km of the Kukuom project area.

Historical production includes:

- Ahafo Gold Mine **17 m/oz**
- Bibiani Gold Mine **7 m/oz**
- Chirano Gold Mine **5 m/oz**



Ghana
Techiman
Berekum
Sunyani
Newmont
Newmont
Resolute Mining
Kumasi
Kinross
Asanko Gold
Newmont
Guskin Gold
Kukuom Property
Anglogold Ashanti
Obuasi
Perseus
Golden Star
Gold Fields
Tarkwa
Cape Coast
Mafia
Takoradi

Mineralization of priority target zone



Vein 55
As shown above
Vein 54
As shown above



Vein 55 excavated and now exposed
15 feet across
Exposed Gold Vein 150 feet long
17 feet down

The Kukuom priority target pit. The entire concession is characterized by variably degraded laterite to residual soil profiles with minor caps of indurated ferro-duricrust across the prospect. The property is underlain by three main lithologies. These are the belt type granitoids, volcanic sediments and volcanoclastics units in the far NW portion of the property. There are also later quartz vein intrusions and pegmatite within the minor shear zones in the granitoids. Mineralization in the area consists of a series of sedimentary Banket quartz reef units which is mainly associated with sulphides, altered garnet and sericite.

The shearing and quartz stockworks is particularly well developed at the contact (as shown exposed here).

2022 work program

A two-phase work program is underway.

Phase I

Removal of the lateritic overburden layer believed to contain approx. 0.8 gram / ton (on average) down to bedrock. Processing of the material to exploit alluvial gold and fund continued hard rock studies.

Phase I
Hard rock exploration including a 15 hole drill program

This work programme therefore is set out to generate cash flow for the company to continue the development and verify and validate the hard rock opportunity and to create a follow up exploration program by delineating hard rock targets either within or without the confines of the known prospects.

Scope of Work

The nature of data that has been received has a great impact on this exploration programme. Apart from soil geochemistry data which is available with coordinates, there is mention of trenching and drilling with no supporting datasets or location coordinates. Several significant reported trench intercepts cannot be verified and must be verified by further field work. The same is the situation on the drilling as well.

The work programme therefore outlined as follows:

- Mobilize 200mt/hr crusher and wash plant for Phase I soil
- Mbile drill to site

Leadership Team

Francis Lovebridge Agezo, Director of Exploration

- Seasoned Ghanaian geologist with over 40 years of experience
- Co-author of "Gold Deposits of Ghana" and "Mineral Occurrences and Exploration Potential of Northern Ghana"
- Credited as a contributor to the discovery and development of the Ayanfuri Mine deposits (now Australian Perseus Edikan Gold Mine) and Red Back's Chirano Mine deposits (now Canadian Kinross' Chirano mine)

Francis Agezo has over 40 years experience in all phases of exploration for gold and other minerals in West and East Africa. He completed M.Sc. and B.Sc. (Honours) degrees in geology at the New Mexico Institute of Mining and Technology, U.S.A. and the University of Ghana respectively. He also holds a Postgraduate Diploma in Petroleum Exploration from the Norwegian Institute of Technology, Norway.

Francis is a co-author of one of West Africa's premier mineral deposit volumes "Gold Deposits of Ghana" published by the Ghana Minerals Commission.He had worked for 8 years as a Geologist with the Geological Survey of Ghana, 12 years as a Senior Exploration Geologist with the UK-based Cluff Resources Ltd (aka Cluff Mining Ltd/Cluff Gold Plc) and 5 years as Tenement and Geology Manager with the Red Back Mining Inc. (now Kinross Gold Corp). He has since 1987, been primarily involved in gold exploration and consulting in Ghana and to a lesser degree in Guinea, Burkina Faso and Uganda.

He is currently a mineral right and exploration consultant and has worked for the Vancouver-based Abzu Gold and Emmaland & Cardero Group of Companies in that capacity from 2012 to date. He is credited as a contributor to the discovery and development of the Ayanfuri Mine deposits (now Edikan Gold Mine) and Chirano Mine deposits, which are currently being mined by Perseus Mining Limited of Australia and the Canadian Kinross Gold Corp respectively.

He has a solid knowledge of the geology and gold mineralization potential of Ghana acquired through participation in varied projects and involvement in the compilation and preparation of the reports on the Gold Deposits of Ghana. He is a major shareholder with directorship positions in a number of Companies that hold mineral rights notably Cascade Minerals Ltd., Jubilee Mining Company Ltd., Magma Minerals Ghana Ltd. and Gondwana Minerals Ghana Ltd.

Leadership Team

Naana Asante, CEO

- Director, entrepreneur, founder
- Marketing expert
- Seasoned executive
- Core disciplines in mining, finance, government, import/export

A Ghana native, Mrs. Asante grew up and went to college in Ghana, studied in marketing, and immigrated to the United States in 1999. Mrs. Asante is a professional businesswoman who has owned her own businesses in the USA and Ghana, and practices residential and commercial real estate in San Jose, CA.

A seasoned executive, Mrs. Asante has been actively pursuing business opportunities in Ghana's mineral and precious metal commodifies industry over the past four years. Most notably, she has traveled to Ghana on four separate occasions over the past twelve months to develop and formalize her private exploration and mining interests. She has met with over 50 individuals and companies active in the exploration, mining, refinement, and import/export business, including by example Gold Coast Mining, PMMC, Blaze Metals.

Mrs. Asante has a considerable network in Ghana's finance, banking, government, and import/export sectors, in addition to many personal relationships with landowners of high-value, exploration targets in some of Ghana's most prominent gold bearing areas.

Samuel Jojo Andrews (ESQ), Director and General Counsel

- Managing Director, Blackwood Legal Services
- Seasoned attorney with extensive finance, mining, and corporate governance experience
- Past clients include Huawei, Samsung, Hongtai Mining, and TRAC Oil and Gas.

Mr. Andrews has worked both as a private legal practitioner, a corporate law specialist, and a consultant in law, commerce, and investment.

Founder and Managing Director of Blackwood Legal Services with local and international clients from Europe, China, the United States and South America including Huawei, Samsung, Lavilla Hotel, China Geo Engineering, Hongtai Mining , TRAC Oil and Gas, Harvest Commodities International, I-Banking Ghana, Azuke Energy, the China News Agency (XIn Hua) and the Managing Director of the Agricultural Development Bank (ADB).

Since 2008 Mr. Andrews has worked for and represented Huawei Technologies and been a supervisor for all legal affairs in Cameroun, Gabon, Kenya, and in Central Africa.

Working with Guskin, Mr. Andrews brings extensive expertise in matters of Ghana corporate, compliance and regulatory law; mining, real-estate, and property law; investment, commercial transactions, and international business, and mergers and acquisitions.

Leadership Team

Mario Beckles, Chief Financial Officer

- Member of the American Institute of Certified Public Accountants
- Seasoned CPA with extensive finance, mining, and public company experience
- Previous Sr Auditor for Deloitte & Touché

Mr. Beckles, CPA, CFO, has over twenty years' experience in both private and public companies managing financial policies and procedures, and accounting, tax, and audit reporting. He is a member of the American Institute of Certified Public Accountants and holds a CPA license with the state board of Florida.

Mr. Beckles began his career as a senior auditor with Deloitte & Touché and has since held positions as Chief Financial Officer for a number of publicly traded companies including First Liberty Power Corp., a publicly traded mining company.

Previously, Mr. Beckles was a Partner at Jersey Fortress Capital Partners, a boutique investment banking firm, Manager of Internal Audits at Claire's Stores, and a Senior Financial Reporting Analyst with SimplexGrinnell, a $2 billion USD fire and security contractor.

Owusu Isaac Kwabena, PGeo. Geologist

- Geologist with 17-years mineral exploration experience
- Team leader with experience in supervising field crews and camp workers
- Expert in geological software such as MapInfo, Datamine Discover, and ArcView

As Project Manager for First African Gold Inc., Mr. Kwabena oversaw projects that progressed from grass roots to drilling stage where 7,000 meters of Air Core drilling was achieved with good intercepts.

As Project Geologist/Site Manager for Keegan Resources, Mr. Kwabena was instrumental in finding two gold bearing structures for the Asumara Gold Project, as well as finding Keegan's Esaase gold deposit and bringing it into development.

While working as Project Geologist for Owere Mines, he identified a gold bearing conglomerate in the Tarkwaian sediments. Mr. Kwabena also performed geological mapping of Obinamasi open mine pits providing the basis for further detailed exploration.

Mr. Kwabena has a BSc, Geological Science from the University of Ghana, GCE Advance Level from Addisadel College, and a Certificate in Basic Cartography from Bunso Cocoa College. He is a member of West Africa Institute of Mining Metallurgy and Petroleum (WAIMM)

Guskin Gold Corp. (OTCQB:GKIN)

OTC Marketplace Security Information

OTCQB:GKINShareStructureasof 08/15/2022

Market Value	$53.27M
Shares Outstanding	47,994,825
Free Trading Shares	10,751,033
Restricted Shares	37,243,792
CUSIP Number	40330L100

Financial Reporting / Disclosure

Reporting Status	SEC Reporting
Audited Financials	Audited
Latest Report	06/30/2022
Fiscal Year End	09/30
Incorporated In	NV, USA 2010

Partners and Service Providers

Auditing Firm
BF Borgers CPA PC
5400 West Cedar Avenue
Lakewood, CO 80226

Securities Counsel
Lockett + Horwitz, PLC
2 South Pointe,
Suite 275
Lake Forest, CA 92630

Transfer Agent
Issuer Direct
US Global HQ
One Glenwood Ave, Suite 1001
Raleigh, NC 27603

THANK YOU

Guskin Gold Corporation

We are a publicly traded company on the Over the Counter (OTCQB) under the trading symbol GKIN.

For business and investor inquiries please contact
Mrs. Naana Asante, CEO
1 (408) 766-1511

Guskin Gold Corporation
4500 Great America Parkway, Suite 100
Santa Clara, CA 95054 USA

www.guskingold.com

